UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2023
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

90 Park Avenue, 9th Floor
New York,	New York	10016
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	OUT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.
On November 20, 2023, OUTFRONT Media Inc. (the “Company”), along with its wholly-owned subsidiaries, Outfront Media Capital LLC, a Delaware limited liability company (“Finance LLC”), and Outfront Media Capital Corporation, a Delaware corporation (together with Finance LLC, the “Issuers”), and the other guarantors party thereto (the “Guarantors”), entered into an indenture (the “Indenture”) with Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) and collateral agent, relating to the issuance by the Issuers of $450.0 million aggregate principal amount of 7.375% Senior Secured Notes due 2031 (the “Notes”). The Notes were sold in a private transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and have not been, and will not be, registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The Notes bear an interest rate of 7.375% per annum and interest on the Notes will be payable on May 15 and November 15 of each year, commencing on May 15, 2024. The Notes will mature on February 15, 2031.

The Notes are senior secured obligations of the Issuers and are guaranteed on a senior secured basis by the Company and the Guarantors. The Notes and the related guarantees are secured by liens on substantially all of the assets of the Issuers and the Guarantors, on a pari passu basis with the Company’s senior credit facilities (subject to the terms of an intercreditor agreement), subject to certain exceptions and permitted liens, including the exclusion of equity in Canadian subsidiaries that are pending sale.

The terms of the Notes are governed by the Indenture. The Indenture contains customary covenants that, among other things, limit the Company’s and its restricted subsidiaries’ abilities to, among other things, (i) incur additional indebtedness, guarantee indebtedness or issue disqualified stock or, in the case of such subsidiaries, preferred stock, (ii) pay dividends on, repurchase or make distributions in respect of the Company’s or Finance LLC’s capital stock or make other restricted payments, (iii) make certain investments or acquisitions, (iv) sell, transfer or otherwise convey certain assets, (v) create liens, (vi) enter into agreements restricting certain subsidiaries’ ability to pay dividends or make other intercompany transfers, (vii) consolidate, merge, sell or otherwise dispose of all or substantially all of the Company’s or its subsidiaries’ assets, (viii) enter into transactions with affiliates, (ix) prepay certain kinds of indebtedness, and (x) issue or sell stock of the Company’s subsidiaries. These covenants are subject to important exceptions and qualifications. Further, certain of these covenants will cease to apply after the date on which the Notes receive investment grade ratings from both Moody’s Investors Service, Inc. and S&P Global Ratings, provided no default or event of default under the Indenture exists at that time. Such terminated covenants will be reinstated if the Notes lose their investment grade ratings at any time thereafter.

The Issuers may redeem some or all of the Notes at any time, or from time to time, on or after November 15, 2026, at redemption prices listed in the Indenture. In addition, prior to November 15, 2026, the Issuers may redeem up to 40% of the aggregate principal amount of the Notes in an amount not to exceed the net cash proceeds from certain equity offerings, at a redemption price of 107.375% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption; provided that at least 50% of the aggregate amount of the Notes remains outstanding after such redemption. The Issuers may also redeem all or some of the Notes at any time, or from time to time, prior to November 15, 2026, at a price equal to 100% of the principal amount of the Notes to be redeemed, plus a “make-whole” premium, plus accrued and unpaid interest, if any, to the date of redemption.

Upon the occurrence of a “change of control repurchase event,” as defined in the Indenture, the Company is required to offer to repurchase the Notes at 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest, if any, to the repurchase date.

The Indenture contains customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness, failure to pay certain judgments, certain events of bankruptcy and insolvency, and certain failures or repudiations of guarantees of the Notes. An event of default under the Indenture will allow either the Trustee or the holders of not less than 25% in aggregate principal amount of the then-outstanding Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the Notes.

The foregoing descriptions of the Indenture and the Notes do not purport to be complete, and are qualified in their entirety by reference to the full text of the Indenture (which includes the form of the Notes), a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

We have made statements in this Current Report on Form 8-K that are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the use of forward-looking terminology such as “will,” or “may,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions relating to our capital resources, portfolio performance and results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: consummating the pending sale of our outdoor advertising business in Canada pursuant to a Share Purchase Agreement, dated October 22, 2023, among the Company, Outfront Canada HoldCo 2 LLC, Outfront Canada Sub LLC and Bell Media Inc. (the “Transaction”) may be more difficult, costly, or time consuming for OUTFRONT Media Inc. and its management than expected and the anticipated benefits of the Transaction may not be fully realized; the Transaction parties being unable to satisfy closing conditions, including necessary regulatory approval for the Transaction (or obtaining regulatory approval for the Transaction subject to conditions that are not anticipated), which could delay or cause the parties to abandon or terminate the Transaction; declines in advertising and general economic conditions, including the current heightened levels of inflation; the severity and duration of pandemics, and the impact on our business, financial condition and results of operations; competition; government regulation; our ability to implement our digital display platform and deploy digital advertising displays to our transit franchise partners; losses and costs resulting from recalls and product liability, warranty and intellectual property claims; our ability to obtain and renew key municipal contracts on favorable terms; taxes, fees and registration requirements; decreased government compensation for the removal of lawful billboards; content-based restrictions on outdoor advertising; seasonal variations; acquisitions and other strategic transactions that we may pursue could have a negative effect on our results of operations; dependence on our management team and other key employees; diverse risks in our Canadian business; experiencing a cybersecurity incident; changes in regulations and consumer concerns regarding privacy, information security and data, or any failure or perceived failure to comply with these regulations or our internal policies; asset impairment charges for our long-lived assets and goodwill; environmental, health and safety laws and regulations; expectations relating to environmental, social and governance considerations; our substantial indebtedness; restrictions in the agreements governing our indebtedness; incurrence of additional debt; interest rate risk exposure from our variable-rate indebtedness; our ability to generate cash to service our indebtedness; cash available for distributions; our failure to remain qualified to be taxed as a real estate investment trust (“REIT”); REIT distribution requirements; availability of external sources of capital; we may face other tax liabilities even if we remain qualified to be taxed as a REIT; complying with REIT requirements may cause us to liquidate investments or forgo otherwise attractive investments or business opportunities; our ability to contribute certain contracts to a taxable REIT subsidiary (“TRS”); our planned use of TRSs may cause us to fail to remain qualified to be taxed as a REIT; REIT ownership limits; failure to meet the REIT income tests as a result of receiving non-qualifying income; the Internal Revenue Service may deem the gains from sales of our outdoor advertising assets to be subject to a 100% prohibited transaction tax; and other factors described in our filings with the Securities and Exchange Commission (the “SEC”), including but not limited to the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 23, 2023. All forward-looking statements in this report apply as of the date of this report or as of the date they were made and, except as required by applicable law, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data, or methods, future events, or other changes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

4.1	Indenture, dated as of November 20, 2023, by and among Outfront Media Capital LLC, Outfront Media Capital Corporation, the guarantors named therein and Deutsche Bank Trust Company Americas (including the Form of Senior Secured Notes).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Description

4.1
Indenture, dated as of November 20, 2023, by and among Outfront Media Capital LLC, Outfront Media Capital Corporation, the guarantors named therein and Deutsche Bank Trust Company Americas (including the Form of Senior Secured Notes).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: November 20, 2023